Exhibit 99.1

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Forward-Looking Statements Statements contained in this presentation, which are not historical facts, are forward-looking statements. In addition, SCBT Financial Corporation (SCBT) through its senior management or directors may from time to time make forward-looking public statements concerning matters herein. Such forward-looking statements are necessary estimates reflecting the best judgment of SCBT’s senior management or directors based upon current information and involve a number of risks and uncertainties. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by SCBT with the Securities and Exchange Commission, and forward-looking statements contained in this presentation or in other public statements of SCBT or its senior management or directors should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements. 2

Largest publicly traded bank headquartered in South Carolina Serving the banking needs of customers within the Carolinas for 79 years and Georgia for 112 years Strong asset quality and credit underwriting remain the fundamentals of SCBT SCBT Financial Corporation 3

SCBT Footprint North Carolina 3 branches $ 241 Million Deposits #8 Rank in Charlotte MSA South Carolina 45 branches $ 2.26 Billion Deposits #7 Rank Northeast Georgia 22 branches $ 916 Million Deposits #5 Rank Headquarters- Columbia, SC * Market share ranking as of June 30,2011, all other for the current period. *As of 12/31/2011 4

Market Performance Data as of 2/23/2012. Source: SNL Financial and Company filings. KRX is a composition of 50 regionally diversified mid & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina Peers includes all major exchange traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion. Georgia Peers include all major exchange traded banks and thrifts in Georgia with assets between $500 million and $10.0 billion. 5 0.0 20.0 40.0 60.0 80.0 100.0 120.0 140.0 SCBT KRX Carolina Peers Georgia Peers 3.3% (28.3)% (70.2)% (80.1)%

Profitability Per share data reflect a ten percent stock dividend distributed on December 6, 2002, a five percent stock dividend distributed on January 1, 2005 and a five percent stock dividend distributed on March 23, 2007. For 2008, the loss related to the disposal of Freddie Mac Preferred Stock is added back For YTD December 2009, the dividend paid on the preferred stock In Millions 6

Strategic Areas of Focus 7

Impact to SCBT Focus Differentiates SCBT Low Turnover Attracts Customers and Employees Clear Roadmap 8

Highlights of SCBT Profitable Every Quarter of Downturn Fortress Balance Sheet Improved Credit Trends 79 Years of Service in South Carolina 112 Years of Service in Georgia Strong Culture Consistent Growth Organic Growth Selective M&A strategy Well-positioned for Future 9

4th Quarter 2011 Highlights

- Solid Net Income, $4.8 million
- BankMeridian integration complete
- Finished Georgia branch reductions
- Organic Loan growth for 7 consecutive quarters
- Core Deposit continue to grow; $46.5 million 4Q
- Fee Income remains solid
- Announced open-bank merger of Peoples Bancorporation
  - Expected to close 2Q 2012

SCBT FINANCIAL CORPORATION®

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Goals and Priorities Execute and integrate Peoples Two deals a year Focus on selective organic growth Return to normalized EPS 11

Leadership Experienced Executive Management Team Executive Position Years in Banking Years with SCBT Robert R. Hill, Jr. CEO 23 16 John C. Pollok Sr. EVP, COO 25 16 Joe E. Burns Sr. EVP, CRO 35 11 John F. Windley President, CBO 36 10 Donald E. Pickett EVP, CFO 16 2 Renee R. Brooks EVP, CAO 20 16 12

South Carolina Deposit Market Share Source: FDIC Summary of Deposits as of 6/30/2011 * SCBT includes BankMeridian Deposits. Rank Institution ($000) Deposits Share Market Branches 1 Wells Fargo & Co (CA) 12,009,580 17.69% 151 2 Bank of America (NC) 9,043,470 13.32% 111 3 BB&T (NC) 6,662,063 9.82% 115 4 First Citizens Bancorp (SC) 6,079,451 8.96% 173 5 TD Bank (DE) 3,312,927 4.88% 80 6 Synovus Financial (GA) 2,717,506 4.00% 42 7 SCBT Financial Corp. (SC) 2,261,372 3.33% 49 8 First FS&LA of Charleston (SC) 2,110,455 3.11% 59 9 SunTrust Bank (GA) 2,043,021 3.01% 65 10 Regions Bank (AL) 1,297,147 1.91% 36 106 FDIC Insured Institutions, $67.87 Billion Total Deposits 13

Charlotte Deposit Market Share . Source: FDIC Summary of Deposits as of 6/30/2011. Rank Institution ($000) Deposits Share Market Branches 1 Bank of America (NC) $127,934,050 79.59% 60 2 Wells Fargo & Co (CA) 18,297,321 11.38% 81 3 BB&T (NC) 4,038,087 2.51% 59 4 Fifth Third Bank (OH) 1,478,806 .92% 35 5 SunTrust Bank (GA) 1,217,284 .76% 36 6 First Citizens Bank & Trust (NC) 1,093,098 .68% 30 7 RBC Centura Bank (NC) 1,066,036 .66% 18 8 SCBT Financial Corp. (SC) 496,393 0.31% 9 9 Yadkin Valley Bank & Trust (NC) 453,123 0.28% 10 10 Citizens South Bank (NC) 408,244 0.25% 12 48 FDIC Insured Institutions, $160.74 Billion Total Deposits 14

Northeast Georgia Deposit Market Share Note: NE Georgia Deposit Market Share includes the following counties: Barrow, Habersham, Hall, Jackson, Oconee, Rabun, Stephens, Towns, Warren, White. *As of January 2012, 19 branches Source: FDIC Summary of Deposits as of 6/30/2011. Rank Institution ($000) Deposits Share Market Branches 1 United Community (GA) 909,435 13.04% 14 2 SCBT Financial Corp. (SC) 895,198 12.84% 29* 3 Regions (AL) 808,965 11.60% 17 4 Wells Fargo Bank(GA) 464,626 6.66% 10 5 BB&T (NC) 370,250 5.31% 7 6 SunTrust Bank (GA) 360,265 5.17% 11 7 Bank of America (NC) 241,948 3.47% 5 8 Community & Southern (GA) 241,058 3.46% 6 9 Oconee State Bank (GA) 221,794 3.18% 4 10 Rabun County Bank (GA) 219,169 3.14 3 33 FDIC Insured Institutions, $6.97 Billion Total Deposits 15

Capital Redeemed preferred stock & common stock warrants First bank in South Carolina & one of the first nationally Capital Raise: $91 million $27M October 2008 $29M May 2009 $35M February 2011 Capital Ratios Leverage Ratio 9.12% Tier 1 Capital Ratio 14.09 % Total Risk Based Capital Ratio 15.36 % Tangible Common Equity 8.04% 16

Habersham Bank Peoples Bancorporation

Transaction Rationale

Strategic Rationale	• In market acquisition consistent with SCBT's Merger & Acquisition strategy • Creates the 6th largest Bank pro forma deposit market share in South Carolina • Well positioned along the I-85 corridor; connecting existing franchise in Charlotte, Greenville and Georgia markets • Cultural similarity and strong community relationships
Attractive Financial Returns	• Exceeds all SCBT's Merger & Acquisition performance targets • Accretive to EPS in 2012 • Accretive to tangible book value per share ~ 2 years • IRR ~ 20% • Significant expense synergies
Low Risk	• Maintenance of strong pro forma capital levels • 25 year operating history with familiar customer base and loan portfolio in SCBT legacy markets • Rigorous due diligence process completed, comprehensive review of loan and OREO portfolios • Conservative credit mark & strong core deposit funding

SCBT FINANCIAL CORPORATION®

18

Terms of the Transaction Transaction Value: (1) $28.4 million Fixed Exchange Ratio: (1) 0.1413 SCBT shares for each share of PBCE Implied Price per Share: (1) $4.00 Consideration: 100% stock Price/Tangible Book Multiple: (1) (2) 62% PBCE TARP Treatment: SCBT intends to redeem on day of closing Capital Raise: No additional capital required to complete transaction Required Approvals: Customary regulatory and PBCE shareholder approval Expected Closing: 2nd Quarter 2012 19 (1) Based upon SCBT's 30-day average stock price of $28.30 as of 12/6/11 (2) Based on PBCE's reported tangible book value per share of $6.46 as of 9/30/11

Connecting our Footprint Along I-85 Corridor Source: SNL Financial SOUTH CAROLINA GEORGIA NORTH CAROLINA SCBT Branch PBCE Branch Charlotte Greenville Atlanta Columbia 20

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Credit Quality Source: SNL Financial and Company filings. Data as of 9/30/11. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina’s includes all publicly traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion. NPAs, non-acquired / Total Assets 22

Credit Quality Ratios 4Q’10 1Q’11 2Q’11 3Q’11 4Q’11 Non-Performing Assets / Total Assets* 2.41% 2.29% 2.44% 2.44% 2.44% Non-Performing Assets / Total Loans & OREO* 3.74% 3.83% 3.86% 3.87% 3.82% Allow. Loan Losses / Total Loans* 2.07% 2.05% 2.00% 2.00% 2.00% Allow. Loan Losses / Non-Performing Loans* 69% 68% 70% 67% 64% Net Charge-offs / Average Loans* 1.71% 1.53% 0.71% 1.16% 1.08% *Period end date Loan data excludes mortgage loans held for sale and Acquired Loans 23

Capital Source: SNL Financial and Company filings. Data as of 9/30/11. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina’s includes all publicly traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion. 24

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Consistent Long-Term Earnings Power * Represents after-tax gain from CBT acquisition In Millions 115.9 26

Net Interest Margin (TE) Source: BHC Performance Report. Peers are BHC with assets between $3 billion & $10 billion 27

28 Operating Efficiency 45 50 50 48 75 70 63.8% 66.1% 63.2% 61.2% 46.7% 68.8% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 30 40 50 60 70 80 90 2006 2007 2008 2009 2010 2011 • 2011 Efficiency Ratio – Habersham consolidation With Branch consolidation, Phase 3 – 67 Branches  28

Dividends Dividend paid for 144 consecutive quarters since 1976 Prior to 1976, dividends were paid semi-annually 4th Quarter 2011 includes dividends declared on 1/26/12, record date of 2/17/12, payable on 2/24/12 29

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Growth Strategy Build strong bank in South Carolina, North Carolina, and Georgia Organic Growth FDIC Deals Whole Bank Acquisitions Growth Goals: Drive EPS Top 5 in market share Build a franchise 31

Loan Portfolio – December 2011 Type $ Mix % Mix Construction / Land Development $ 310.9 12.58% Commercial Non Owner Occupied $ 299.7 12.13% Consumer Owner Occupied $ 656.5 26.57% Commercial Owner Occupied $ 742.9 30.07% Commercial & Industrial $ 220.5 8.92% Other Income Producing Property $ 140.7 5.69% Consumer Non Real Estate $ 85.3 3.45% Other $ 14.1 0.57% TOTAL LOANS - NonAcquired $ 2,470.6 100.00% * In millions 32 Constr/Land Dev Commercial Non Own Occ Consumer Owner Occ Comm Owner Occ Commercial & Industrial Other Income Producing Property Consumer Non Real Estate Other

Organic Loan Growth In Millions * Bars represent Non-Acquired Loan Growth, linked quarter 33

Non-Performing Loans Source: SNL Financial and Company filings. Data as of 09/30/11 KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina’s includes all publicly traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion. As of December 31, 2011 *Excludes assets related to acquired loans 34 Construction / Land Dev 37% Commercial Non Owner Occ 16% Consumer Owner Occ 13% Commercial Owner Occ 24% Commercial & Industrial 9% Consumer Non Real Estate 0% Other 1% SCBT 4Q 2011 64%

Deposit Mix – December 31, 2011 35 Demand Deposits 20% Savings 8% Interest Bearing Deposits 45% CD < 100,000 15% CD > 100,000 12%

Growth – Core & Total Deposits In Millions *Core Deposits exclude all certificates of deposits *As of December 31, 2011 Core deposits grew $477 million since Dec-10; Legacy SCBT $244 million / Acquired $233 million 2011 YTD # Transaction account growth for Legacy SCBT 14.3% annualized Total YTD $ Balance growth for core SCBT 15.8 % annualized Growth – Core Deposits* 19.5% 11 YR CAGR (2000 – 2011) Growth – Total Deposits 17.7% 11 YR CAGR (2000 – 2011) $454 $1,873 $812 $3,004 Acquired Deposits $3,254 $2,350 36

Business Mix by Market – December 31, 2011 Loans Deposits Inland SC 51% Coastal SC 24% Charlotte MSA 23% Georgia 2% Inland SC 44% Coastal SC 14% Charlotte MSA 16% Georgia 26% *Inland SC includes Florence 37

Habersham Bank SUPPLEMENTAL INFORMATION

39 Index – Supplemental Information • Loan portfolio summary – Type40 • Vintage/New Loan Mix41 • Construction / Land Development Loans42 • ALLL Trend44 • Credit Trends45 • Charge-offs by type47 • NPA’s & Classifieds by Region/Type48 • Loss Share Performance51 • Total Assets by Risk Weight %53 • Investment portfolio.54 • Fee income by type.56 • CD Re-pricing57 • Branch Consolidations58 • Market Demographics59 • Analyst Recommendations66

40 Loan Portfolio Summary - Type (dollars in thousands) Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 Construction / land development 391,987 $ 370,442 $ 338,288 $ 316,072 $ 310,845 $ Commercial non-owner occupied 320,203 332,773 306,698 304,616 299,698 Consumer owner occupied 325,470 339,948 367,910 394,205 391,529 Home equity loans 263,961 263,331 263,667 264,588 264,986 Commercial owner occupied 578,587 606,795 669,224 719,791 742,890 Commercial & Industrial 202,987 206,348 215,901 216,573 220,454 Other income producing property 124,431 131,909 133,152 142,325 140,693 Consumer non real estate 67,768 73,464 80,072 84,972 85,342 Other 20,806 23,299 30,701 18,471 14,128 Total loans (net of unearned income) * 2,296,200 $ 2,348,309 $ 2,405,613 $ 2,461,613 $ 2,470,565 $ * Loans not acquired

41 Vintage / New Loan Mix – 4Q 2011 - 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 450,000 500,000 550,000 600,000 650,000 700,000 750,000 Con/Land Dev Cml Non- Owner Occ Other Inc Prod Prop Cons Owner Occ Cml Owner Occ C & I Cons Non Real Estate 42% 50% 41% 36% 34% 19% 9% 58% 50% 59% 64% 66% 81% 91% Vintage New In Thousands *New=Origination date of 1/1/08 or later, non-acquired loans

42 Construction / Land Development Loan Mix – 4Q 2011 - 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 Cons Constr Land/Lots Constr Loans to Builders Comm Constr Res Lot Loans 2% 57% 56% 51% 98% 43% 44% 100% 49% Vintage New In Thousands *New=Origination date of 1/1/08 or later, non-acquired loans

Construction / Land Development Loans (Non-Acquired) 4Q 2007 4Q 2011 Loan Type 4Q07% 4Q11 % Consumer Construction $ 50,269 9% $ 54,195 17% Land/Lots $ 153,682 28% $ 140,538 45% Construction Loans to Builders $ 73,768 13% $ 13,727 4% Commercial Construction $ 106,821 19% $ 18,239 6% Residential Lot Loans to Individuals $ 166,140 30% $ 84,146 27% TOTAL CONST/LAND DEV $ 550,680 100% $ 310,845 100% Consumer Construction Land/Lots Construction Loans to Builders Commercial Construction Residential Lot Loans to Individuals * In thousands 43

ALLL Trend Data (Non-Acquired)Loans) $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 6/30/09 9/30/09 12/31/09 3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11 Q Factors HLR FAS 114 Provision Expense Net Charge Offs 1.40% 1.45% 1.55% 1.70% 1.90% 2.07 2.07% 2.05% 2.00% 2.00% 2.00 % Note: Net charge-offs excludes the impact of loan participations and a BHC loan. 44

31-Dec-10 31-Mar-11 30-Jun-11 30-Sep-11 31-Dec-11 86.5 $ 90.8 $ 93.7 $ 96.1 $ 94.9 $ 2.41% 2.29% 2.44% 2.44% 2.44% 28.36% 26.79% 27.25% 27.13% 26.88% 160.6 $ 171.9 $ 172.4 $ 194.3 $ 170.3 $ 189.1 187.1 188.8 180.3 184.4 53.79% 48.64% 48.58% 45.27% 45.82% Classified Assets (3) Total nonperforming assets NPAs / Assets Texas Ratio (1) Criticized Loans (2) Classified Assets / Bank Tier 1 Capital + ALLL Credit Trends (dollars in millions) (1) Texas ratio – Delinquent loans + nonperforming assets / Tangible Common Equity + ALLL (2) Criticized Loans – Special Mention (3) Classified Assets (Classified loans & OREO) *Excludes assets related to covered loss share 45

 Strong Coverage Ratios Driven by Low NPAs 30-89 Delinquencies/Loans NPAs/(Loans + OREO) NCOs/Avg. Loans Reserves/Loans (ex HFS) Source: SNL Financial, FDIC and FFEIC, KBW Peer Data as of 9/30/11 Asset quality ratios exclude loans covered by the FDIC and loans held for sale 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 0.50% 1.50% 2.50% 3.50% 4.50% 5.50% 6.50% 7.50% 8.50% 1.40% 1.60% 1.80% 2.00% 2.20% 2.40% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% Carolina Peers SCBT 46

Gross Charge Offs by Type Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 Dec-11 Construction/Land Development 4,643 $ 4,537 $ 2,240 $ 2,440 $ 3,201 $ 46.8% Commercial Non-Owner Occupied 512 1,236 520 1,052 142 2.1% Commercial Owner Occupied 504 729 303 1,126 286 4.2% Consumer Owner Occupied 1,229 1,825 882 1,793 1,176 17.2% Commercial & Industrial 1,791 229 218 453 918 13.4% Consumer Non-Real Estate 154 105 12 39 78 1.1% Other Income Producing Property 1,473 498 345 477 1,014 14.8% Ready Reserve 44 40 55 46 31 0.5% 10,351 9,200 4,574 7,426 6,846 100.0% % of Charge Offs Total SCBTFC 47

NPAs by Region REGION Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 (in thousands) Hilton Head/Beaufort 26,401 $ 25,949 $ 26,806 $ 24,104 $ 20,379 $ Charleston 3,487 8,054 7,477 6,120 12,759 Myrtle Beach 18,262 21,439 20,935 21,893 16,141 Low Country 8,983 8,104 10,919 8,898 9,834 Midlands 5,022 4,809 4,501 3,808 5,658 NCBT 12,183 11,823 8,736 8,974 9,114 Orangeburg 1,760 1,729 1,866 8,246 7,675 Piedmont 2,314 2,185 2,514 4,266 4,707 Upstate 7,771 6,438 6,816 6,984 6,355 * Other 275 238 3,160 2,773 2,326 Total 86,458 $ 90,768 $ 93,730 $ 96,066 $ 94,948 $ *2011 branch impairment * Other includes CBT (Non-Acquired) 48

NPAs by Type Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 Dec-11 Construction/Land Development 28,390 $ 29,435 $ 28,525 $ 25,470 $ 28,566 $ 30.1% Commercial Non-Owner Occupied 10,073 12,192 12,630 11,272 12,392 13.1% Commercial Owner Occupied 13,056 12,326 11,184 14,653 18,392 19.4% Consumer Owner Occupied 7,192 8,432 8,344 9,853 8,687 9.1% Home Equity Lines 2,531 2,266 1,741 1,753 1,031 1.1% Commercial & Industrial 1,282 1,422 1,489 4,965 1,913 2.0% Consumer Non-Real Estate 210 115 130 237 237 0.2% Other Income Producing Property 6,374 4,160 4,650 4,704 5,637 5.9% * Other 36 29 87 449 47 0.0% 69,144 70,377 68,780 73,356 76,902 81.0% 17,314 20,391 24,950 22,710 18,047 19.0% 86,458 $ 90,768 $ 93,730 $ 96,066 $ 94,949 $ 100.0% % of Total NPAs Total Non-Performing Loans OREO & Other Assets Owned Total Non-Performing Assets (dollars in thousands) *Loans and OREO not acquired 49

Classified Loans & OREO by Region REGION Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 (in thousands) Hilton Head/Beaufort 47,953 $ 46,279 $ 44,377 $ 40,692 $ 37,411 $ Charleston 28,694 22,406 16,234 17,420 20,912 Myrtle Beach 29,742 33,770 35,638 32,207 28,218 Low Country 16,091 17,452 19,791 18,175 18,133 Midlands 10,140 10,764 11,244 10,419 9,725 NCBT 18,938 17,426 16,024 16,315 16,498 Orangeburg 2,933 4,488 11,243 11,648 18,118 Piedmont 11,783 12,231 11,583 9,492 9,063 Upstate 22,495 21,958 19,453 20,985 22,032 * Other 375 339 3,219 2,926 4,319 Total 189,144 $ 187,113 $ 188,806 $ 180,279 $ 184,429 $ *Second Quarter branch impairment *Other Includes CBT (Non-acquired) 50

4Q 2011 Loan Valuation (Acquired) Unpaid Principal Balance 642,917 3.85% 648,067 4.15% 629,374 3.99% Purchase Impaired Mark (272,449) -7.25% (247,433) -8.62% (242,661) -6.86% Loan Carrying Value (1) (2) 370,468 12.01% 400,634 12.04% 386,713 10.82% FDIC Indemnification Asset (3) 228,850 -5.49% 206,370 -6.76% 200,235 -6.11% Blended Carrying Value (4) 599,318 5.32% 607,004 5.65% 586,948 5.03% in thousands Yield Yield Average Balance Sept 30, 2011 Average Balance June 30, 2011 Yield Average Balance Dec 31, 2011 (1) Loan Carrying Value and the Yield represents the Earning Assets and related Yield as included in the Rate Volume. (2) The decline in the yield on the acquired loans is primarily caused by a full quarter of the BankMeridian acquired loan portfolio at a lower yield than that of the Community Bank and Trust and Habersham acquired loan portfolios. (3) Represents the Indemnification asset related to expected Loan Losses. The yield on the IA is highly correlated to the expected losses on the loans. The presentation illustrates the Yield on the “Blended Carrying Value” (4) The Yield on the Blended Carrying Value is less volatile than the separate components. 51

Loss Share Performance Remaining Projected in thousands Loss Original Estimated Total Losses Projected FDIC Share Estimated Losses to Losses Before OREO Total Threshold Percentages Losses Date (1) for Loans OREO Mark Mark (2) Losses or ILE Community Bank & Trust Starts 80/20 340,039 $ 221,531 $ 113,542 $ 335,073 $ 24,523 $ 359,596 $ 233,000 $ Acquired 1/29/2010 Ends 95/5 Habersham Bank Starts 80/20 124,363 $ 64,927 $ 57,951 $ 122,878 $ 8,939 $ 131,817 $ 94,000 $ Acquired 2/18/2011 Ends 80/20 BankMeridian Starts 80/20 70,190 $ 8,794 $ 60,415 $ 69,209 $ 8,311 $ 77,520 $ 70,827 $ Acquired 7/29/2011 Ends 80/20 Total 534,592 $ 295,252 $ 231,908 $ 527,160 $ 41,773 $ 568,933 $ (1) Does not include expense, net of revenues (only losses claimed) (2) Represents the estimated losses on OREO at period end. These losses have been recognized to record OREO at net realizable value. Losses are claimable from the FDIC upon sale or receipt of a valid appraisal. 52

$ 2,028 52% $ 610 16% $ 1,114 28% $ 158 4% 100% 50% 20% 0% • Return on Risk Weighted Assets = 0.77% (Peer Median (1) = 0.31%) • Risk Weighted Assets / Total Assets = 63.69% (Peer Median (1) = 72%) Peer % of 100% RWAs = 63.69% Total Assets by Risk Weighting % Source: SNL Financial, FDIC and FFEIC, KBW Data as of 12/31/11 (dollars in millions) Asset quality ratios exclude loans covered by the FDIC and loans held for sale 53

Investment Portfolio Mix *Fair value for AFS securities; amortized/accreted cost for HTM securities. Does not include FRB stock, FHLB stock, or investment in unconsolidated subsidiaries. Investment Portfolio (AFS & HTM) As of 12/31/11 Tax Equivalent Yield 3.50% Weighted Average Life 3.32 years Modified Duration 2.99 Total Carrying Value* $ 305,438 54

Investment Portfolio – December 31, 2011 (Dollars in thousands) (1) Includes held-to-maturity and available-for-sale municipal securities. Note: All Agency MBS and CMOs carry the backing of the agency or GSE and have an implied AAA rating. Book Value Market Value Other Comprehensive Income AAA - A BBB BB or lower Not Rated 48,464 49,603 1,139 48,464 - - - 57,349 61,821 4,472 53,075 3,105 - 1,169 190,204 195,309 5,105 - - - - 241 326 85 - - - 241 $ 296,258 $ 307,059 10,801 $ 101,539 $ 3,105 $ - $ 1,410 US Agency Debentures Total Corporate Stocks Municipal (1) Mortgage Obligations 55

Fee Income By Type 4Q'10 1Q'11 2Q'11 3Q11 4Q11 Service charges on deposit accounts 5,554 $ 5,030 $ 5,615 $ 6,050 $ 5,959 $ Bankcard services income 2,443 2,659 3,045 2,980 3,037 Mortgage banking income 2,519 863 1,125 2,341 1,942 Trust and investment services income 1,081 1,249 1,525 1,453 1,237 Securities gains (losses), net (1) 262 323 10 (100) (25) Other service charges, commissions, and fees (2) 420 622 605 581 599 Total noninterest income, before IA 12,279 $ 10,746 $ 11,925 $ 13,305 $ 12,749 $ Accretion on FDIC indemnification asset 977 (401) (3,133) (3,515) (3,086) Total noninterest income 13,256 $ 10,345 $ 8,792 $ 9,790 $ 9,663 $ 56

Continued CD Repricing Opportunities Upcoming Maturities Amount Yield 1st Quarter 2012 252.4 $ 0.72% 2nd Quarter 2012 204.7 $ 0.58% 3rd Quarter 2012 152.0 $ 0.74% Average CD Price in past 3 months 0.37% 57

Georgia Branch Consolidation • Initial Branch Count: 46 • Phase 1 12 • Phase 2 5 • Phase 3 9 Total Closures 26 • Branch count at end of project: 19 • Cost saves to be recognized (pre-tax) • Phase 2 $6 million - beginning 3rd Q 2011 • Phase 3 $3 million - beginning 1st Q 2012 58

Market Demographics South Carolina Franchise 18.89% 8.35% $48,788 13.21% North Carolina Franchise 34.87 13.77 66,472 14.20 Georgia Franchise 31.78 9.17 46,447 11.78 National 10.59 3.85 54,442 12.39 Population Growth Rate 2000-2010 2010-2015 Household Median Income 2010 Projected Change 2010-2015 Source: SNL Financial, Inc. 59

Unemployment Rates in SCBT Markets Georgetown SCBT Divisions Charlotte Greenville/Spartanburg Columbia Georgetown Orangeburg/Low Country Charleston Hilton Head North Georgia SC 9.5% NC 10.4% GA 9.7% Columbia Charlotte Hilton Head Charleston Greenville Orangeburg/Low Country North Georgia 9.6% 10.3% 10.4% 11.6% 12.3% 8.3% 7.0% 14.2% 7.4% 12.2% 8.4% 7.5% 14.4% 12.2% 8.9% 7.4% 7.9% 9.1% 9.4% 8.0% 9.4% 9.0% 6.5% 9.4% 6.0% 9.3% *Data as of December 2011 9.3% 60

S.C. Real Estate Markets Beaufort 974 979 0.5% 175 179 2.3% 175 202 15.4% Charleston Trident 8,757 9,238 5.5% 187 182 -2.7% 106 111 4.7% Coastal Carolinas 7,314 7,550 3.2% 150 139 -7.3% 174 181 4.0% Gr. Columbia 7,210 6,425 -10.9% 142 141 -0.4% 106 119 12.3% Gr. Greenville 6,835 6,666 -2.5% 140 140 0.0% 103 114 10.7% Hilton Head Area 2,485 2,718 9.4% 235 228 -3.0% 132 139 5.3% Piedmont Reg. Assoc. 2,752 2,340 -15.0% 151 148 -2.0% 153 173 13.1% State Totals 47,556 46,762 -1.7% 150 149 -1.0% 133 143 8.1% Dec-10 YTD Average Days on the Market (DOM) % Change Dec-11 YTD Median Price of Residential Homes (in Thousands) Dec-10 YTD Dec-11 YTD % Change Number of Residential Homes, Condos & Villas Sold Dec-10 YTD Dec-11 YTD % Change Source: Rates from S.C. Realtors MLS Stats 61

Columbia MSA – Economic Drivers



Cherokee
York
Pickens
Spartanburg
Oconee
Greenville
Union
Chester
Lancaster
Chesterfield
Marlboro
Anderson
Laurens
Fairfield
Kershaw
Darlington
Dillon
Newberry
Abbeville
Greenwood
Lee
Marion
Saluda
Richland
Florence
McCormick
Lexington
Sumter
Horry
Edgefield
Calhoun
Clarendon
Williamsburg
Aiken
Orangeburg
Georgetown
Barnwell
Bamberg
Dorchester
Berkeley
Allendale
Colleton
Hampton
Charleston
Jasper
Beaufort

SCANA ENERGY

BlueCross BlueShield of South Carolina

PALMETTO HEALTH

amazon.com

LEXINGTON MEDICAL CENTER

ups

MICHELIN

MEDICAL SERVICES | ENERGY | ADVANCED MATERIALS | DISTRIBUTION
COMMUNICATION | MILITARY

SCBT FINANCIAL CORPORATION®

62

Charlotte MSA – Economic Drivers HEALTH SERVICES | FINANCIAL | SERVICES | WHOLESALE TRADE MANUFACTURING | TRANSPORTATION Oconee Pickens Greenville Anderson Spartanburg Cherokee York Union Chester Laurens Abbeville Newberry Greenwood McCormick Saluda Edgefield Aiken Lancaster Chesterfield Kershaw Fairfield Lexington Richland Marlboro Dillon Darlington Lee Sumter Florence Marion Horry Williamsburg Georgetown Clarendon Berkeley Dorchester Calhoun Orangeburg Barnwell Bamberg Allendale Colleton Hampton Jasper Charleston Beaufort Mecklenburg Union Anson Richmond Scotland Stanly Cabarrus Gaston Lincoln Cleveland Rutherford Polk 63

Greenville MSA – Economic Drivers



Cherokee
York
Pickens
Spartanbur g
Oconee
Greenville
Union
Chester
Lancaster
Chesterfiel d
Marlboro
Anderson
Laurens
Fairfield
Kershaw
Darlingto n
Dillon
Newberry
Abbeville
Lee
Marion
Greenwood
Saluda
Richland
Florence
McCormick
Lexington
Sumter
Horry
Edgefield
Calhoun
Aiken
Clarendo n
Williamsbur g
Orangeburg
Georgetown
Barnwell
Bamberg
Dorchest er
Berkeley
Allendale
Colleton
Hampton
Charlesto n
Jasper
Beaufort

GREENVILLE HOSPITAL SYSTEM
UNIVERSITY MEDICAL CENTER

BMW

BON SECOURS
ST. FRANCIS HEALTH SYSTEM

ANMED HEALTH
We're in this together.

MICHELIN

3M

GE

Honeywell

HEALTH SERVICES | AUTOMOTIVE | MANUFACTURING | ENGINEERING

SCBT FINANCIAL CORPORATION®

64

Charleston MSA – Economic



Cherokee
York
Pickens
Spartanburg
Oconee
Greenville
Union
Chester
Lancaster
Chesterfiel d
Marlboro
Anderson
Laurens
Fairfield
Kershaw
Darlington
Dillon
Newberry
Abbeville
Greenwood
Lee
Marion
Saluda
Richland
Florence
McCormick
Lexington
Sumter
Horry
Edgefield
Calhoun
Clarendon
Williamsburg
Aiken
Orangeburg
Georgetown
Barnwell
Bamberg
Dorcheste r
Berkeley
Allendale
Colleton
Hampton
Charlesto n
Jasper
Beaufort

#1 Fastest Growing Mid-Size Metro for Computer Hardware Engineers

UNITED STATES NAVY

MUSC MEDICAL UNIVERSITY of SOUTH CAROLINA

ROPER ST. FRANCIS HEALTHCARE

U.S. AIR FORCE

BOEING

BOSCH

Blackbaud.

"Best Cities for Business"
MARKETWATCH, 12/2009

Top 20 "Best Performing Cities"
MILKEN INSTITUTE, 10/2010

"Best Cities for Technology Jobs"
FORBES, 6/2009

SCBT FINANCIAL CORPORATION®

65

Analyst Recommendations ANALYST Fourth Quarter 2011 RECOMMENDATION FIG Partners OUTPERFORM Keefe, Bruyette & Woods OUTPERFORM Raymond James MARKET PERFORM Sandler O’Neill + Partners HOLD SunTrust Robinson Humphrey BUY Sterne Agee & Leach Inc. BUY Wunderlich Securities BUY 66

Investor Contacts Robert R. Hill, Jr. Chief Executive Officer John C. Pollok Senior Executive Vice President and Chief Operating Officer Donald E. Pickett Executive Vice President and Chief Financial Officer 520 Gervais Street Columbia, South Carolina 29201 800-277-2175 www.scbtonline.com 67